                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement       [ ] Confidential, for Use of
[X]  Definitive Information Statement            the Commission Only (as
                                                 permitted by Rule 14c-5(d)(2))


                              BAY RESOURCES LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               BAY RESOURCES LTD.

                            (A DELAWARE CORPORATION)

                              INFORMATION STATEMENT

                       DATE FIRST MAILED TO STOCKHOLDERS:

                                  JUNE 6, 2003

                                     LEVEL 8

                                580 ST KILDA ROAD

                             MELBOURNE VICTORIA 3004

                                    AUSTRALIA

                  (PRINCIPLE EXECUTIVE OFFICES OF THE COMPANY)

                        WE ARE NOT ASKING YOU FOR A PROXY

                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                               BAY RESOURCES LTD.

                              INFORMATION STATEMENT

                                  INTRODUCTION

This Information Statement is being furnished to Stockholders of Bay Resources Ltd. a Delaware corporation (the "Company"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act 1934, as amended, in connection with an Action by Written Consent, dated May 22, 2003, of the Stockholders of the Company in lieu of the Annual Meeting of Stockholders of the Company for the year ended June 30, 2002 (the "Written Consent"). A copy of the Written Consent is attached as Exhibit "A" to this Information Statement.

Management of the Company is utilising the Written Consent in order to reduce the expenses and demands on the Company's executives' time necessitated by the holding of a meeting of stockholders, since the only business of such a meeting would be the election of Directors and the Company's major Stockholder, Edensor Nominees Pty Ltd ("Edensor") and certain companies which have some common Directors with the Company representing 63.8% of the issued and outstanding shares of the Company's $.0001 par value common stock (the "Common Stock") have indicated that they will vote for Management's nominees for election as Directors, thereby ensuring the election of such nominees. See "Vote Required"; "Other Information Regarding the Company - Security Ownership of Certain Beneficial Owners and Management"; and "Directors and Executive Officers". The Company has received executed Written Consents from Edensor and certain companies which have some common Directors with the Company which shall be effective 21 days from the date this Information Statement is first mailed to Stockholders. See "Matters Set Forth in the Written Consent".

Stockholders of record at the close of business on June 2, 2003 are being furnished copies of this Information Statement. The principal executive offices of the Company are located at Level 8, 580 St Kilda Road Melbourne, Victoria, 3004, Australia, and the Company's telephone number is 011 613 8532 2860.

                    MATTERS SET FORTH IN THE WRITTEN CONSENT

The Written Consent contains a resolution electing Management's 5 nominees for Director to serve for a one year term, or until their successors are duly elected and qualified. Management's nominees for Director are Joseph Isaac Gutnick, David Stuart Tyrwhitt, Peter James Lee, David Prentice and Paul Ehrlich. Edensor and certain companies which have some common Directors with the Company, representing 63.8% of the currently issued and outstanding shares of Common Stock, have executed the Written Consent, thereby ensuring the election of Management's nominees as Directors. See "Other Information Regarding The Company - Security Ownership of Certain Beneficial Owners and Management."

Set forth below is a table of the stockholders who have executed the Written Consent and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of May 22, 2003.

                                                              NO. OF SHARES OF    PERCENTAGE OF
                                                                COMMON STOCK       OUTSTANDING
                                                                BENEFICIALLY         COMMON
                    STOCKHOLDER                                    OWNED             STOCK
                    -----------                                    -----             -----
Gutnick Resources N.L.(1)..................................          8,949            0.1%
Quantum Resources Limited(1)...............................          1,918            0.1%
AXIS Consultants Pty Ltd(1)................................        229,489            3.6%
Edensor Nominees Pty Ltd(2)................................      3,751,733           59.2%
Pearlway Investments Pty Ltd(2)............................         26,000            0.4%
Joseph I Gutnick(2)........................................         25,650            0.4%
                                                                 ---------           ----
                                                                 4,043,739           63.8%
                                                                 =========           ====

------------------
(1) Messrs Gutnick, Lee, Prentice, Ehrlich and Dr Tyrwhitt, Management nominees for election to the Board of Directors, are officers and/or Directors of these companies.

(2) Joseph I. Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal Stockholders of Edensor and Pearlway.

                                  VOTE REQUIRED

Counterpart copies of the Written Consent evidencing a majority of the outstanding shares of Common Stock, must be received by the Company within sixty days of the earliest dated counterpart copy of the Written Consent received by the Company in order to effectuate the matters set forth therein. As of May 22, 2003 (date of Written Consent), 6,347,089 shares of Common Stock were issued and outstanding, thus, Stockholders representing no less than 3,173,545 shares of Common Stock were required to execute the Written Consent to effect the matters set forth therein. As discussed under "Matters Set Forth in the Written Consent" Edensor and certain companies which have some common Directors with the Company beneficially owning approximately 4,043,739 shares of Common Stock, or 63.8% of the outstanding Common Stock, have executed the Written Consent, thereby ensuring the election of Management's nominees for Directors of the Company. MANAGEMENT IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND MANAGEMENT A PROXY.

                     OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth to the best of the Company's knowledge the number of shares beneficially owned as of May 22, 2003, by (i) each of the current Executive Officers and Directors of the Company (ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Exchange Act) who beneficially owns more than 5% of the Common Stock, and (iii) all current Directors and officers of the Company as a group.

                                                               NUMBER OF                   PERCENT OF
                                                                SHARES                       SHARES
                      NAME                                       OWNED                        (1)
                      ----                                       -----                        ---
Edensor Nominees Proprietary Limited................          9,751,733 (2)                  79.0%
David Tyrwhitt......................................                  - (3)(4)                  *
Joseph I. Gutnick...................................          9,803,383 (3)(4)(5)(6)(7)      79.4%
Stera M. Gutnick....................................          9,777,733 (4)(5)(7)            79.2%
Peter Lee...........................................                  - (3)(4)                  *
David Prentice......................................                  - (3)(4)                  *
Paul Ehrlich........................................                  - (4)                     *

All officers and directors as a group (7 persons)...          9,803,383                      79.4%

Delkern Investments Limited.........................          3,250,577 (8)                  38.9%

----------------
*        Represents less than 1% of the outstanding Common Stock

(1)      Based upon 6,347,089 shares outstanding.

(2) Includes 6,000,000 shares of Common Stock issuable upon exercise of presently exercisable stock options at $1.00 per share.

(3) Does not include (i) 8,949 shares of Common Stock beneficially owned by Gutnick Resources N.L. or (ii) 229,489 shares of Common Stock owned by AXIS Consultants Pty. Ltd., or (iii) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited, companies of which Messrs. Gutnick, Lee, Prentice and Dr Tyrwhitt are officers and/or Directors. They however, disclaim beneficial ownership to those shares.

(4) Does not include 2,500 shares of Common Stock beneficially owned by the Company.

(5) Includes 3,751,733 shares of Common Stock and 6,000,000 stock options owned by Edensor Nominees Proprietary Limited and 26,000 shares of Common Stock owned by Pearlway Investments Pty. Ltd. of which Joseph I. Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(6)      Joseph I. Gutnick is the beneficial owner of 25,650 shares.

(7)      Joseph I. Gutnick and Stera M. Gutnick are husband and wife.

(8) Includes 2,000,000 shares of common stock issuable upon exercise of presently exercisable stock options at $1.00 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in the Company's Common Stock and are also required to provide the Company with copies of such reports. Based solely on such reports and related information furnished to the Company, the Company believes that in fiscal 2002 all such filing requirements were complied with in a timely manner by all directors and executive officers.

                    ELECTION OF DIRECTORS BY WRITTEN CONSENT

GENERAL

The Certificate of Incorporation of the Company provides that the number of Directors of the Company shall be not less than six nor more than nine as shall be fixed in the By-laws of the Company.

Directors need not be Stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors and Executive Officers". A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholders or until a special meeting is called to elect Directors.

Currently the Board of Directors consists of five members. Currently serving as Directors are Messrs. Gutnick, Solomon, Lee, Prentice, Ehrlich and Dr Tyrwhitt.

During the year ended June 30, 2002 the Board of Directors held four meetings in person or by Written Consent. All members of the Board of Directors attended more than 75% of the total number of meetings of the Board that they were eligible to attend.

The Board of Directors has no standing committees and acts as its own nominating compensation and internal audit committee.

The executive officers of the Company are appointed by the Board of Directors There are no family relationships between any Directors or executive officers of the Company.

REPORT OF THE BOARD OF DIRECTORS IN LIEU OF AUDIT COMMITTEE

The Board of Directors of the Company (in lieu of an Audit Committee) has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries set forth in the Company's 2002 Annual Report to stockholders and at Item 8 of the Company's Annual Report on Form 10-K for the year ended June 30, 2002, with management of the Company and David T. Thompson P.C., independent public accountant for the Company.

The Board of Directors (in lieu of an Audit Committee) has discussed with David
T. Thompson P.C. the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of the Company's financial statements.

The Board of Directors (in lieu of an Audit Committee) has received the written disclosures and the letter from David T. Thompson P.C. required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with David T. Thompson P.C. their independence from the Company.

Based on the review and discussions with management of the Company and David T. Thompson P.C. referred to above, the Board of Directors of the Company have published the consolidated financial statements of the Company and subsidiaries for the year ended June 30, 2002 in the Company's Annual Report on Form 10-K for the year ended June 30, 2002 and in the Company's 2002 Annual Report to Stockholders.

It is not the duty of the Board of Directors (in lieu of an Audit Committee) to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company's independent public accountants. The Board of Directors has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Company's independent public accountants with respect to such financial statements.

Submitted by the members of the Board of Directors

Joseph Isaac Gutnick
David Stuart Tyrwhitt
Peter James Lee
David Prentice
Paul Lawrence Ehrlich

NOMINEES FOR ELECTION AS DIRECTOR

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected by the Written Consent:

     NAME                   AGE       POSITION(S) CURRENTLY HELD WITH THE COMPANY
     ----                   ---       -------------------------------------------
Joseph Gutnick              50        Chairman of the Board, President, Chief
                                      Executive Officer and Director
David Tyrwhitt              64        Vice President and Director
Peter Lee                   45        Director, Secretary and Chief Financial Officer
David Prentice              38        Director
Paul Ehrlich                44        Director

The Board of Directors knows of no reason why any nominee will be unable or will refuse to accept election. However if any nominees becomes unable or refuses to accept election, the Board of Directors will reduce the number of Directors standing for election and the Written Consent will be revised accordingly.

If elected, all nominees are expected to serve until the 2003 annual meeting of Stockholders or until their successors are duly elected and qualified.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the biographies of each of the Company's current executive officers and Directors (all of whom are Management's nominees for election as directors).

JOSEPH ISAAC GUTNICK. Mr Gutnick has been the Chairman of the Board, President and Chief Executive Officer of the Company since March 1988. Mr Gutnick has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980. Mr. Gutnick is Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management, and a Member of the Institute of Company Directors in Australia

DAVID STUART TYRWHITT. Dr Tyrwhitt was appointed a Director of the Company in November, 1996. He is a geologist, holding a Bachelor of Science and Phd degrees and has 39 years experience in mineral exploration and management development and operation of gold mines in Australia. Dr Tyrwhitt is a Director of several public listed companies in Australia in the mining industry.

PETER JAMES LEE. Mr Lee has been Chief Financial Officer and Chief Accounting Officer since August 1989 and was appointed a Director of the Company in February, 1996. Mr Lee is a Member of the Institute of Chartered Accountants in Australia and the Institute of Company Directors in Australia, a Fellow of Chartered Secretaries Australia, and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 20 years commercial experience and is currently General Manager Corporate and Company Secretary of several listed public companies in Australia.

DAVID PRENTICE. Mr Prentice has over 13 years experience in the mining industry in both land management and business development. He has extensive experience in managing the commercial aspects of publicly listed exploration and mining companies, including business and project analysis support (playing an active role in the growth of companies by assisting with the identification and analysis of potential acquisition opportunities), negotiating and managing land access and Joint Venture agreements and managing legislative compliance (including Native Title, Environmental and Mining legislation across Australia).

PAUL EHRLICH. Mr Ehrlich is an attorney of 20 years experience in the fields of commercial law and commercial litigation. From 1989 to 2001 Mr Ehrlich was a partner in a national Australian law firm. He has expertise in a range of corporate areas including mergers and acquisition (with an emphasis on public company takeovers, litigation and trade sales), securities law, public raisings, IPO's, government privatisation, corporate reconstructions and the negotiation and drafting of complex contractual and commercial arrangements. Mr Ehrlich specialises in areas of complex corporate litigation and all areas of mining and resource law and project finance.

Mr. Gutnick was formerly the Chairman of the Board, Dr. Tyrwhitt was formerly an independent Director and Mr. Lee was formerly Company Secretary of Centaur Mining & Exploration Ltd., an Australian corporation, which commenced an insolvency proceeding in Australia in March 2001.

EXECUTIVE COMPENSATION

No officer individually and no group of officers and Directors received any compensation for their services on behalf of or rendered to the Company for the year ended June 30, 2002 other than as noted below.

In accordance with the Service Agreement, the Company paid AXIS Consultants Pty Ltd A$169,770 for the fiscal year ended June 30, 2002, for services rendered and facilities provided by AXIS Consultants to the Company, including the services of the Company's Chief Executive Officer and Chief Financial Officer

The Board of Directors has established a policy that the Company will not guarantee loans to or accept notes from officers, Directors, or employees of the Company or any members of their families unless such loans or notes are approved by a majority of the disinterested non-employee Directors of the Company who shall determine that such loans may reasonably be expected to benefit the Company.

COMPENSATION PURSUANT TO PLANS

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

It is the policy of the Company to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. In addition, two of the Non-Executive Directors were paid a total of A$34,517 for services as a Director.

The services of the Company's Chief Executive Officer and Chief Financial Officer as well as a clerical employee are provided to it on a part-time basis pursuant to a Service Agreement dated November 25, 1988 (the "Service Agreement") by and between the Company and AWI Administration Services Pty. Ltd. ("AWI Admin"). AWI Admin also provides office facilities, equipment, administrative and clerical services to the Company pursuant to the Service Agreement. This Agreement may be terminated by written notice from the parties thereto.

As compensation therefore, the Company pays AWI Admin for the actual cost of such facilities and services plus a maximum service fee of 15%. The Company paid AWI Admin $169,770 in respect of this Service Agreement for 2002 fiscal year.

STOCK OPTIONS

On January 20, 2000, the Company issued 8,000,000 options over fully paid shares in the capital of the Company at an issue price of US$0.01 per option and an exercise price of US$1.00 per option to Edensor. The options have a term of 5 years with a non-exercise period of 2 years subject to a further board approval for Edensor Nominees Pty Ltd, either directly or indirectly, to exercise options in the case of a further requirement of the Company to raise working capital. On March 22, 2001, the Directors agreed to extend the term of the options from 5 years to 10 years. No options have been exercised. Edensor Nominees Pty Ltd advised the Company on May 5, 2003 that it had sold 2,000,000 of these options.

LEGAL PROCEEDINGS

There are no pending or to the knowledge of the Company threatened lawsuits involving the Company or officers or Directors of the Company in such capacities.

SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected David T. Thomson P.C., certified public accountants, as independent auditor, to audit the accounts of the Company for fiscal 2003. David T. Thomson P.C. served as the independent auditor of the Company in fiscal 2002.

The following table sets forth the aggregate fees billed to the Company for the fiscal year ended June 30, 2002 by the Company's independent accounting firm:

Audit fees                                                         $  6,125
Financial Information Systems Design and Implementation Fees       $      -
All other fees                                                     $      -
                                                                   --------
                                                                   $  6,125
                                                                   ========

                                    EXHIBIT A

                                BAY RESOURCES LTD

                  NOTICE PURSUANT TO SECTION 228 OF THE GENERAL
                                 CORPORATION LAW

To:      All Stockholders

1. PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of Bay Resources Ltd by written consent with a meeting dated May 22, 2003 have duly adopted the following resolution:

         "a resolution approving the election of the following Directors

         -    Joseph Isaac Gutnick

         -    David Stuart Tyrwhitt

         -    Peter James Lee

         -    David Prentice

         -    Paul Lawrence Ehrlich

PETER LEE
Director & Secretary

                                BAY RESOURCES LTD

                               2002 ANNUAL REPORT

                              WASHINGTON D.C. 20549

                                    FORM 10-K

                ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

(Mark one)
[x] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended June 30, 2002 or

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________________ to _______________ Commission File Number 0-16097

                               BAY RESOURCES LTD.
             (Exact name of Registrant as specified in its charter)

          Delaware                                              98-0079697
          --------                                              ----------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organisation)                              Identification No.)
         Level 8, 580 St Kilda Road Melbourne, Victoria, 3004, Australia
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code         011 (613) 8532 2860

Securities registered pursuant to Section 12 (b) of the Act:
    Title of each class                                 Name of each exchange
                                                         on which registered
            N/A                                                  N/A

Securities registered pursuant to Section 12(g) of the Act:
                    Common stock, par value $.0001 per share
                    ----------------------------------------
                                (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements the past 90 days.

                           Yes  [X]                  No  [ ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

The aggregate market value based on the average bid and asked price on the over-the-counter market of the Registrant's common stock, ("Common Stock") held by non-affiliates of the Company was A$7,080,465 (US$3,879,387) as at September 28, 2002.

There were 6,347,089 outstanding shares of Common Stock as of June 30, 2002.

TABLE OF CONTENTS                                                                PAGE
PART I
Item 1            Business                                                         1
Item 2            Properties                                                       5
Item 3            Legal Proceedings                                                5
Item 4            Submission of Matters to a Vote of Security Holders              5

PART II
Item 5            Market for the Registrant's Common Equity and
                  Related Stockholder Matters                                      6
Item 6            Selected Financial Data                                          7
Item 7            Management's Discussion and Analysis of
                  Financial Condition and Results of Operations                    9
Item 7A           Not applicable                                                  12
Item 8            Financial Statements and Supplementary Data                     12
Item 9            Not applicable                                                  12

PART III
Item 10           Directors and Executive Officers of the Registrant              13
Item 11           Executive Compensation                                          14
Item 12           Security Ownership of Certain Beneficial Owners
                  and Management and Related Stockholder Matters                  15
Item 13           Certain Relationships and Related Transactions                  16

PART IV
Item 14           Exhibits, Financial Statement Schedules, and Reports
                  on Form 8-K                                                     18

                  Signatures                                                      19

                  Exhibit Index                                                   27

                                     PART I

ITEM 1            BUSINESS

GENERAL

Bay Resources, Ltd., a Delaware corporation ("Bay Resources" or the "Company") is currently looking for opportunities in the mining and exploration industry in North America, Canada and Latin America.

During the 2002 fiscal year, the Company continued to expand its gold exploration business by:

       (i) entering into an agreement to explore for gold on extensive property interests on the Slave Craton in northern Canada held by Tahera Corporation ("Tahera"); and

       (ii) making application via a new 100% owned subsidiary, 4075251 Canada Inc, for properties in the highly prospective Committee Bay Greenstone Belt in Nunavut, Canada. Further details are set out in the section "Canadian Exploration Properties"

Prior to fiscal 2002, the Company's major asset has been its 24% holding in the stock of SCNV Acquisition Corp ("SCNV"), a Delaware corporation engaged in the research and development of high efficiency, low pollution or pollution-free products and technologies in the energy conversion and conservation fields. Pursuant to a Stock Purchase Agreement dated as of June 5, 1998, ("the Stock Purchase Agreement") the Company acquired 499,701 shares in SCNV, representing approximately 24% of the issued and outstanding share capital of SCNV, in return for the whole of the share capital of Solmecs Corporation N.V., ("Solmecs"), a Netherlands Antilles company which was formerly a wholly owned subsidiary of the Company.

The Company has two other wholly owned subsidiaries, Baynet International Pty Ltd and Baynex.com.Pty Ltd, both of which are incorporated in Australia, and are currently inactive.

In connection with the Company's future business activities, it is the policy of the Company's Board of Directors that it will not engage in any activities the scope and nature of which would subject the Company to registration and reporting requirements of the Investment Company Act of 1940.

Unless otherwise indicated, all amounts in this Report are presented in Australian Dollars ("A$"). For the convenience of the reader, the Australian Dollar figures for the year ended June 30, 2002 have been translated into United States Dollars ("US$) using the rate of exchange at June 30, 2002 of A$1.00=US$0.557.

The executive offices of the Company are located at Level 8, 580 St Kilda Road, Melbourne Victoria, 3004, Australia and the telephone number is +613 8532 2860 (facsimile +613 8532 2805).

The term "Company" as defined above and as used in this Report refers to Bay Resources, Ltd. and its predecessor corporation, Bayou Oil and Gas, Inc ("Bayou Oil") (described below), after giving effect to the reincorporation in the State of Delaware (also described below).

HISTORY OF THE COMPANY

The Company's predecessor corporation, Bayou Oil, was incorporated under the laws of Minnesota in 1973. From 1973 through to 1981 Bayou Oil was engaged in the design and production of athletic equipment and it also owned rights to a line of sportswear. These business lines were ultimately discontinued and in March 1981 Bayou Oil entered into the oil and gas exploration business by acquiring certain rights to oil and gas leases. These rights were not profitable and, as a result, from 1981 through to May 1986 Bayou Oil did not engage in any meaningful business activities or operations.

On March 6, 1987 Bayou Oil was reincorporated in the State of Delaware, its name was changed to Bayou International, Ltd, and the par value of the stock was increased from US$0.01 to US$0.15 per share. In 1987 the Company acquired 54% of the issued and outstanding capital stock of Solmecs, and in January 1992 acquired the remaining 46% of the issued and outstanding shares. At that time, therefore, Solmecs became a wholly owned subsidiary of the Company.

On February 13, 1998, the Company incorporated a 100% owned subsidiary, Bayou Australia Pty Ltd, a corporation incorporated under the laws of Australia.

On June 29, 1999 the Company undertook a reverse stock split on a 1:20 basis and amended its Articles of Incorporation to amend the par value of its shares from US$0.15 cents to US$0.0001 cents per share. On September 27, 1999 the Company changed its name from Bayou International, Ltd to Baynet, Ltd.

In May 2000, the Company commenced work on the development of a B2B mining portal however, this is no longer proceeding as it was considered uneconomic.

On July 13, 2000 the Company changed the name of its subsidiary, Bayou Australia Pty Ltd to Baynex.com.Pty Ltd. On August 21, 2000 the Company incorporated a new wholly owned subsidiary, Baynet International Pty Ltd, a corporation incorporated under the laws of Australia. In October 2000, the Company changed its name to Bay Resources Ltd.

During fiscal 2001, the Company conducted a due diligence review of St. Andrew Goldfields Ltd ("St. Andrew") with a view to taking a substantial investment in St. Andrew. Following the conclusion of the review, the Company decided not to proceed with the investment.

During the 2002 fiscal year the Company continued to expand its gold exploration business by:

       (iii) entering into an agreement to explore for gold on Tahera's extensive property interests on the Slave Craton in northern Canada; and

       (iv) making application via a new 100% owned subsidiary, 4075251 Canada Inc, for properties in the highly prospective Committee Bay Greenstone Belt in Nunavut, Canada. Further details are set out in the section "Canadian Exploration Properties"

CANADIAN EXPLORATION PROPERTIES

During fiscal 2002, the Company reached an agreement with Tahera's to explore for gold on Tahera's extensive properties on the Slave Craton in northern Canada. Tahera is a diamond exploration company listed on the Toronto Stock Exchange and is engaged in the diamond exploration in the northern Slave Craton. Tahera has developed an extensive database to explore for diamonds and under the terms of the agreement, Bay Resources will use the database and geochemical samples to explore for gold. Joseph Gutnick, President and Chief Executive Officer of the Company, is a Director and shareholder of Edensor Nominees Pty Ltd and that company is a major shareholder of both Bay Resources and Tahera.

Tahera will retain a two percent net smelter return royalty on any production from deposits discovered as a result of the Company using the Tahera samples and database.

Tahera's diamond exploration data that Bay Resources will have access to includes electromagnetic geophysical surveys, overburden and bedrock mapping, overburden sampling and drilling data. The Tahera overburden samples cover some 60,000 square kilometers of the northern Slave Craton with some 17,000 samples being potentially available for gold and base-metal analysis. The overburden samples have been taken on a reconnaissance scale with line intervals at 2.5 -
5.0 kilometers with some detailed surveys at 50-100 meter sample spacings. The Tahera samples cover areas of known gold mineralisation including in the vicinity of the Lupin and Ulu gold deposits.

Tahera's Jericho and Contwoyto properties lie in close proximity to the Lupin gold mine, which is a large, high grade, gold deposit (some three million ounce gold endowment produced to date), currently operated by Echo Bay Mines Ltd. Bay Resources considers there to be significant potential for gold mineralization, similar to that found at Lupin, on Tahera's Jericho and Contwoyto properties.

Utilising the Tahera database in conjunction with existing public data, Bay Resource's objective for fiscal year ended June 30, 2003 is to delineate new areas of gold mineralization on the northern Slave Craton that could lead to a multi-million ounce gold discovery.

In late June 2002, the Company also commenced acquiring a strategic land position in the highly prospective Committee Bay Greenstone Belt.

The Committee Bay Belt is located approximately 240 kilometers northeast of Baker Lake in Nunavut, Canada. The Baker Lake area is best known for the Meliadine Gold Project, currently in the prefeasibility stage, which has a majority interest held by WMC International.

Throughout the Archean-aged (2.73 million years ("Ma")) Committee Bay Belt, there are numerous gold showings over an area measuring 150 kilometers x 40 kilometers. The stratigraphy of the Committee Bay Belt includes banded iron formation ("BIF") up to 50 metres thick, komatiite flows, basalts, intermediate to felsic tuffs, and quartz-cobble conglomerates. Deformation in the area is recorded by major shear zones, second order faults, complex folding, and felsic intrabelt intrusions (including a pluton with the same 2.7 Ma age as the Dome Stock in Red Lake). In addition to the BIF hosted gold targets, this Belt has potential for shear-hosted lode gold, komatiite hosted stratiform nickel-copper, and platinum group elements in layered igneous complexes. Grades from previous work in the Committee Bay area returned samples grading up to 245 grams per tonne gold, 0.5% nickel, and 0,8% copper.

In the period to February 2003, the Company will assemble exploration data from public records and conduct desk top studies to formulate a exploration program for field work which will be undertaken following the winter season in Northern Canada.

SCNV ACQUISITION CORPORATION ("SCNV")

SCNV is a Delaware corporation established in May 1997 to select, develop and commercially exploit proprietary technologies, in various stages of development, invented primarily by scientists who have immigrated to Israel from and by scientists and institutions in, Russia and other countries that formerly comprised the Soviet Union. In furtherance of this goal, SCNV acquired the Company's former subsidiary Solmecs. Solmecs was established in 1980 to engage in the research, development and commercialisation of products and technologies in the energy conversion field. The technology, known as LMMHD Energy Conversion Technology (ECT) is in relation to more efficient and less capital-intensive methods of power generation.

THE AGREEMENT WITH SCNV

The Stock Purchase Agreement dated June 5, 1998 between the Company, SCNV and Solmecs required the Company to deliver to SCNV all of the issued share capital in its wholly owned subsidiary Solmecs, in return for 499,701 shares in SCNV.

The consideration shares in SCNV represented 24% of SCNV's issued share capital as at July 8, 1998. Simultaneously with the closing of the Solmecs Acquisition, SCNV completed an initial public offering of common stock and warrants which resulted in gross proceeds of approximately US$5,900,000. In connection with the Solmecs Acquisition, Bay Resources converted all inter-company indebtedness from Solmecs to Bay Resources (which aggregated approximately US$5,000,000) to a capital contribution to Solmecs.

EMPLOYEES

The services of the Company's Chief Executive Officer and Chief Financial Officer as well as clerical employees are provided to the Company on a part-time basis pursuant to a Service Agreement dated November 25, 1988 (the "Service Agreement") by and between the Company and AXIS Consultants Pty Limited ("AXIS"). AXIS also provides office facilities, equipment, administration and clerical services to the Company pursuant to the Service Agreement. The Service Agreement may be terminated by written notice from the parties thereto.

Further detail relating to additional terms of the Service Agreement is included in "Item 2- Properties", "Item 13- Certain Relationships and Related Transactions" and "Item 11- Executive Compensation".

During the year the Company engaged Eugene Flood as a consultant to oversee exploration programs. Mr Flood is a seasoned exploration geologist with several years of gold exploration experience in northern Canada and abroad. During the 1990's, Mr Flood was a Senior Project Geologist with BHP Minerals Canada Ltd., where he managed drilling programs from discovery to deposit delineation. (i.e.Doris and ULU gold deposits).

ITEM 2            PROPERTIES

The Company occupies certain executive and office facilities in Melbourne, Victoria, Australia which are provided to it pursuant to the Service Agreement with AXIS. See "Item 1- Business- Employees" and "Item 13- Certain Relationships and Related Transactions".

The Company believes that its administrative space is adequate for its current needs.

ITEM 3            LEGAL PROCEEDINGS

There are no pending legal proceedings to which the Company is a party, or to which any of its property is the subject, which the Company considers material.

ITEM 4            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

                                     PART II

ITEM 5            MARKET FOR THE REGISTRANT'S COMMON EQUITY AND RELATED
                  STOCKHOLDER MATTERS

The Common Stock is traded in the over-the-counter market and quoted on the OTC-Bulletin Board under the symbol "BYREE". The trading for the Common Stock has been sporadic and the market for the Common Stock cannot be classified as an established trading market.

The following table sets out the high and low bid information for the Common Stock as reported by the National Quotation Service Bureau for each period/quarter indicated ( in US$):

CALENDAR PERIOD      HIGH BID (1)     LOW BID (1)
---------------      -----------      ----------
2000
First Quarter              -                -
Second Quarter          4.00             1.01
Third Quarter           5.00             4.00
Fourth Quarter          5.00             4.00

2001
First Quarter           5.00             4.00
Second Quarter          4.50             1.06
Third Quarter           0.65             1.10
Fourth Quarter          0.65             1.10

2002
First Quarter           1.20             0.90
Second Quarter          2.25             1.75

(1) The quotations set out herein reflect inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily reflect actual transactions.

SHAREHOLDERS

As of September 30, 2002 the Company had approximately 300 shareholders of record.

DIVIDEND POLICY

It is the present policy of the Board of Directors to retain earnings for use in the Company's business. The Company has not declared any cash dividends to the holders of its Common Stock and does not intend to declare such dividends in the foreseeable future

TRANSFER AGENT

The United States Transfer Agent and Registrar of the Company is The Bank of New York.

ITEM 6.           SELECTED FINANCIAL DATA

The selected consolidated financial data for the Company presented below for each of the years in the five-year period ended 30 June, 2002, and the balance sheet data at June 30, 1998, 1999, 2000, 2001 and 2002 have been derived from the consolidated financial statements of the Company, which financial statements have been examined by David T. Thomson PC, independent accountants. The selected financial data should be read in conjunction with the consolidated financial statements of the Company for each of the years in the three-year period ended June 30, 2002, and Notes thereto, which are included elsewhere in this Annual Report and with "Item 7- Management's Discussion and Analysis of Financial Condition and Results of Operations".

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                               Year ended June 30

                                                                                  CONV.
                                                                                 TRANSL.
                                   1998     1999    2000       2001      2002     2002
                                     A$      A$      A$         A$        A$      US$
Revenues                              -        -       -          -         -        -
                                  ----------------------------------------------------

Costs and expenses                  544      488     393        407       342      190
                                  ----------------------------------------------------

Loss from operations               (544)    (488)   (393)      (407)     (342)    (190)

Other income (loss)               7,280        -       -     (4,516)        -        -
                                  ----------------------------------------------------

Profit (loss) before income
taxes                             6,736     (488)   (393)    (4,923)     (342)    (190)

Provision for income taxes            -        -       -          -         -        -
                                  ----------------------------------------------------

Net profit (loss) from            6,736     (488)   (393)    (4,923)     (342)    (190)
Continuing Operations

Net loss from                      (952)       -       -          -         -        -
Discontinued Operations
                                  ----------------------------------------------------

Net profit (loss)                 5,784     (488)   (393)    (4,923)     (342)    (190)
                                  ----------------------------------------------------

                                    A$       A$      A$        A$         A$       US$

Net profit (loss) per share

On continuing operations           2.87    (0.21)  (0.07)      (.78)     (.05)   (0.03)

On discontinued operations        (0.41)       -       -          -         -        -
                                  ----------------------------------------------------

                                   2.46    (0.21)  (0.07)      (.78)     (.05)    (.03)
                                  ----------------------------------------------------

                                  NUMBER   NUMBER  NUMBER    NUMBER    NUMBER   NUMBER

Weighted average number
of shares outstanding             2,347    2,347   5,680      6,347     6,347    6,347
                                  ====================================================

                                    A$       A$      A$         A$        A$       US$
Total assets                      4,518      663      51          1        23       13
Total liabilities                 3,814    4,302     499        905     1,269      707
                                  ----------------------------------------------------
Stockholders' equity
(deficiency)                        704   (3,639)   (448)      (904)   (1,246)    (694)
                                  ====================================================

ITEM 7 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FOREIGN CURRENCY TRANSLATION

The majority of the Company's administrative operations are in Australia and, as a result, its accounts are maintained in Australian dollars. The income and expenses of its foreign operations are translated into Australian dollars at the average exchange rate prevailing during the period. Assets and liabilities of the foreign operations are translated into Australian dollars at the period-end exchange rate. The following table shows the average rates of exchange of the Australian dollar compared with the US dollar during the periods indicated.

YEAR ENDED
 JUNE 30
  1998        A$1.00 = US$0.620
  1999        A$1.00 = US$0.661
  2000        A$1.00 = US$0.602
  2001        A$1.00 = US$0.508
  2002        A$1.00 = US$0.557

RESULTS OF OPERATIONS

YEAR ENDED JUNE 30, 2002 VERSUS YEAR ENDED JUNE 30, 2001

Total costs and expenses have decreased from A$407,000 for the year ended June 30, 2001 to A$342,000 (US$190,000) for the year ended June 30, 2002. The decrease was a net result of:

i) An increase in exploration expenditure written off from A$nil to A$13,000 (US$7,000). The Company has commenced a new business activity in fiscal 2002 being exploration and has adopted an accounting policy whereby prospecting and exploration costs are written off against earnings as incurred. There was no comparable activity in the prior year.

ii) An increase in interest expense from A$69,000 to A$90,000 (US$50,000) as a result of the increase in debt owing to Chevas Pty Ltd ("Chevas"), which was partially offset by a reduction in interest rates. Chevas is a company associated with Mr. J.I. Gutnick, President of Bay Resources Ltd, which has provided funding for the Company's operations during the year.

iii) A decrease in legal, accounting and professional costs from A$43,000 to $21,000 (US$12,000). In fiscal 2001 the Company utilised legal services as part of the due diligence exercise undertaken on a potential investment in St Andrew Goldfields Ltd. There was no comparable cost in fiscal 2002.

iv) A decrease in administrative costs from A$295,000 to A$218,000 (US$121,000). In fiscal 2001 the Company incurred costs including consultants fees and travel and accommodation costs as part of the due diligence exercise undertaken on a potential investment in St Andrew Goldfields Ltd. There was no comparable cost in fiscal 2002.

Accordingly, the loss from operations decreased from A$407,000 for the year ended June 30, 2001 to A$342,000 (US$190,000) for the year ended June 30, 2002.

The Company was not required to provide for income tax during the years ended June 30, 2001 or 2002.

The net loss amounted to A$342,000 (US$190,000) for the year ended June 30, 2002 compared to a net loss of A$407,000 for the year ended June 30, 2001. The net loss per common equivalent share was A$0.05 cents compared with a net loss with a common equivalent share of A$0.03 cents in the prior year.

YEAR ENDED JUNE 30, 2001 VERSUS YEAR ENDED JUNE 30, 2000

Total costs and expenses have increased from A$393,000 for the year ended June 30, 2000 to A$407,000 for the year ended June 30, 2001. The increase was a net result of:

i) A decrease in interest expense from A$80,000 to A$69,000 as a result of the conversion of the debt owing to Chevas Pty Ltd, a company associated with Mr. J.I. Gutnick, President of Bay Resources Ltd, into equity in the Company in the prior fiscal year and the full effect of lower debt levels has been reflected in the interest cost in the current fiscal year.

ii) A decrease in legal, accounting and professional costs from A$69,000 to A$43,000. In the prior fiscal year, substantial work was undertaken in regard to the Company's proposed new B2B internet activities for which there was no comparable work in the current fiscal year.

iii) An increase in administrative costs from A$244,000 to A$295,000 as a result of the work undertaken on a proposed investment in St Andrew Goldfields Ltd whereas in the prior year, the costs related to the proposed new business activity of the Company in the area of B2B internet.

Accordingly, the loss from continued operations increased from A$393,000 for the year ended June 30, 2000 to A$407,000 for the year ended June 30, 2001.

During the year ended June 30, 2001 the Company recognised the permanent decline of its investment in SCNV and recorded a loss of A$4,516,000.

The Company was not required to provide for income tax during the years ended June 30, 2001 or 2000.

The net loss amounted to A$4,923,000 for the year ended June 30, 2001 compared to a net loss of A$393,000 for the year ended June 30, 2000. The net loss per common equivalent share was A$.78 compared with a net loss with a common equivalent share of A$0.07 in the prior year.

LIQUIDITY AND CAPITAL RESOURCES

As of June 30, 2002 the Company had the short-term obligations of A$485,000 (US$270,000) consisting of accounts payable and accrued expenses.

The Company also had long-term obligations of A$784,000 (US$437,000) at June 30, 2002 which were amounts owed to Chevas Pty Ltd of which Mr. J.I. Gutnick, President of the Company, is a Director.

The Company anticipates that it will be able to defer repayment of certain of its short-term loan commitments until it has sufficient liquidities to enable these loans to be repaid or other arrangements can be put in place for repayment of these debts. Other than the arrangements noted above, the Company has not confirmed any other arrangements for ongoing funding. As a result, the Company may be required to raise funds by additional debt or equity offerings and or increased revenues for operations in order to meet its cash flow requirements during the forthcoming year of which there can be no assurance.

CAUTIONARY "SAFE HARBOUR" STATEMENT UNDER THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Certain information contained in this Form 10-K are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 ("the Act"), which became law in December, 1995. In order to obtain the benefits of the "safe harbor" provisions of the Act for any such forward-looking statements, the Company wishes to caution investors and prospective investors about significant factors which, among others, have in some cases affected the Company's actual results and are in the future likely to affect the Company's actual results and cause them to differ materially from those expressed in any such forward-looking statements. This Form 10-K contains forward-looking statements relating to future financial results. Actual results may differ as a result of factors over which the Company has no control, including, without limitation, the risks of exploration and development stage projects, political risks of development in foreign countries, risks associated with environmental and other regulatory matters, mining risks and competitors, the volatility of gold prices and movements in foreign exchange rates.

IMPACT OF AUSTRALIAN TAX LAW

Australian resident corporations are subject to Australian income tax on their non-exempt worldwide assessable income (which includes capital gains), less allowable deductions, at the rate of 36%. Foreign tax credits are allowed where tax has been paid on foreign source income, provided the tax credit does not exceed 36% of the foreign source income.

Under the U.S./Australia tax treaty, a U.S. resident corporation such as the Company is subject to Australian income tax on net profits attributable to the carrying on of a business in Australia through a "permanent establishment" in Australia. A "permanent establishment" is a fixed place of business through which the business of an enterprise is carried on. The treaty limits the Australian tax on interest and royalties paid by an Australian business to a U.S. resident to 10% of the gross interest or royalty income unless it relates to a permanent establishment. Although the Company considers that it does not have a permanent establishment in Australia, it may be deemed to have such an establishment due to the location of its administrative offices in Melbourne. In addition the Company may receive interest or dividends from time to time.

IMPACT OF AUSTRALIAN GOVERNMENTAL, ECONOMIC, MONETARY OR FISCAL POLICIES

Although Australian taxpayers are subject to substantial regulation, the Company believes that its operations are not materially impacted by such regulations nor is it subject to any broader regulations or governmental policies than most Australian taxpayers.

ITEM 7A.          NOT APPLICABLE

ITEM 8.           SEE ITEM 14

ITEM 9.           NOT APPLICABLE

                                    PART III

ITEM 10.          DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The following table sets out certain information in relation to each person who held a position of Director and/or executive officer of the Company during the year ended June 30, 2002.

     NAME             AGE                    POSITION(S) HELD
Joseph Gutnick        50          Chairman of the Board
                                  President, Chief Executive Officer and
                                  Director.

David Tyrwhitt        64          Director.

Peter Lee             45          Director, Secretary, Chief Financial
                                  Officer and Chief Accounting Officer.

David Prentice        38          Director

Paul Ehrlich          44          Director

JOSEPH GUTNICK

Mr Gutnick has been the Chairman of the Board, President and Chief Executive Officer of the Company since March, 1988. Mr Gutnick has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980. Mr. Gutnick is Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a member of the Australian Institute of Company Directors.

DAVID TYRWHITT

Dr Tyrwhitt was appointed a Director of the Company in November 1996. He is a geologist, holding a Bachelor of Science and PhD degrees and has 40 years experience in mineral exploration and management development and operation of gold mines in Australia. Dr Tyrwhitt is a Director of several public listed companies in Australia in the mining industry.

PETER LEE

Mr Lee has been Chief Financial Officer and Chief Accounting Officer since August 1989 and was appointed a Director of the Company in February 1996. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 20 years commercial experience and is currently General Manager Corporate and Company Secretary of several listed public companies in Australia.

DAVID PRENTICE

Mr. Prentice has over 15 years experience in the mining industry in both land management and business development. He has extensive experience in managing the commercial aspects of publicly listed exploration and mining companies, including business and project analysis support (playing an active role in the growth of companies by assisting with the identification and analysis of potential acquisition opportunities), negotiating and managing land access and Joint Venture agreements and managing legislative compliance (including Native Title, Environmental and Mining legislation across Australia).

PAUL EHRLICH

Mr. Ehrlich is an attorney of 20 years experience in the fields of commercial law and commercial litigation. From 1989 to 2001 Mr. Ehrlich was a partner in a major national Australian law firm. He has expertise in a range of corporate areas including mergers and acquisition (with an emphasis on public company takeovers, litigation and trade sales), securities law, public raisings, IPO's, government privatisation, corporate reconstructions and the negotiation and drafting of complex contractual and commercial arrangements. Mr. Ehrlich specialises in areas of complex corporate litigation and has conducted such litigation on behalf of clients in the Supreme Courts of Victoria, New South Wales, South Australia, Western Australia and in the Federal Court of Australia and in the High Court of Australia. He also specialises in all areas of mining resource law and project finance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in the Company's common Stock and are also required to provide the Company with copies of such reports. Based solely on such reports and related information furnished to the Company, the Company believes that in fiscal 2002 all such filing requirements were complied with in a timely manner by all Directors and executive officers.

ITEM 11.          EXECUTIVE COMPENSATION.

No officer individually and no group of officers and Directors received any compensation for their services on behalf of, or rendered to, the Company for the fiscal year ended June 30, 2002, other than as noted below.

In accordance with the Service Agreement, the Company paid AXIS A$169,770 for the fiscal year ended June 30, 2002, for services rendered and facilities provided by AXIS to the Company, including the services of the Company's Chief Executive Officer and Chief Financial Officer.

For additional information about the Service Agreement and the Consulting Agreement see "Item 1- Business- Employees" and "Item 13- Certain Relationships and Related Transactions".

The Board of Directors has established a policy that the Company will not guarantee loans to, or accept notes from, officers, Directors or employees of the Company or any members of their families unless such loans or notes are approved by a majority of the disinterested non-employee Directors of the Company, who shall determine that such loans may reasonably be expected to benefit the Company.

COMPENSATION PURSUANT TO PLANS.

The Company does not directly employ any employees nor does it have any pension or profit sharing plans and no contributions were made to any employee benefit or health plan during the year ended June 30, 2002.

COMPENSATION TO DIRECTORS

It is the policy of the Company to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. In the year ended June 30, 2002 the Directors were paid A$21,600 for services as a Director of the Company.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets out, to the best of the Company's knowledge, the numbers of shares in the Company beneficially owned as at June 30, 2002 by:

(i)      each of the present Executive Officers and Directors of the Company,

(ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act) who beneficially owns more than 5% of the Common Stock, and

(iii)    all present Directors and officers of the Company as a group.

                                                                        PERCENTAGE OF
      NAME                              NUMBER OF SHARES OWNED           SHARES (1)
Edensor Nominees
Pty Ltd                                  5,002,310                           78.8%

Joseph Gutnick                           5,053,960     (2)(3)                79.6%
                                                    (4)(6)(7)

Stera Gutnick                            5,028,310     (4)(7)                79.2%

David Tyrwhitt                                   -        (2)                   -

Peter Lee                                        -        (2)                   -

David Prentice                                   -        (2)                   -

Paul Ehrlich                                     -        (2)
                                         ----------------------------------------

All officers and Directors
As a group                               5,053,960                           79.6%
                                         ----------------------------------------

NOTES RELATING TO ITEM 12:

(1)      Based on 6,347,089 shares outstanding

(2)      Does not include:

         (i) 8,949 shares of Common Stock beneficially owned Gutnick Resources NL ("GKR"), or

         (ii) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited ("QUR"), or

         (iii)    229,489 shares of Common Stock beneficially owned by AXIS,

of which companies Messrs Gutnick, Lee, Prentice and Dr. Tyrwhitt are officers and/or Directors, as they disclaim beneficial ownership of those shares.

(3) Does not include 2,500 shares of Common Stock beneficially owned by the Company.

(4) Includes 5,002,310 shares of Common Stock owned by Edensor Nominees Pty Ltd and 26,000 shares of Common Stock owned by Pearlway Investments Proprietary Limited, of both of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(5) Does not include 8,949 shares of Common Stock beneficially owned by GKR and 1,918 shares of common stock beneficially owned by QUR, companies of which Mr Ehrlich is Director however he disclaims beneficial ownership to those shares.

(6)      Joseph Gutnick is the beneficial owner of 25,650 shares of Common
         Stock.

(7)      Joseph Gutnick and Stera Gutnick are husband and wife.

ITEM 13.          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In accordance with the Service Agreement AXIS provides the Company with the services of the Company's Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. As compensation therefore, the Company pays AXIS for the actual costs of such facilities plus a maximum service fee of 15%. The Company paid AXIS A$169,770 in respect of the Service Agreement for the fiscal year ended June 30, 2002, A$267,000 for the fiscal year ended June 30, 2001 and A$163,000 for the fiscal year ended June 30, 2000. The Service Agreement may be terminated by written notice by either party.

Chevas Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, has provided loan funds to enable the Company to meet its liabilities and has paid certain expenses on behalf of the Company. At June 30, 2000 the Company had a liability to Chevas of A$274,985. During the 2001 fiscal year, Chevas loaned a further A$378,630 and charged A$48,796 in interest to the Company on the loan account. At June 30,2001, the Company owed Chevas A$641,572. During the 2002 fiscal year, Chevas loaned a further A$82,000 and charged A$60,171 in interest to the Company on the loan account. At June 30, 2002, the Company owed Chevas $783,743.

Chevas charges interest to the Company on outstanding balances of the loan account at the ANZ Banking Group Limited reference rate for overdrafts over A$100,000 plus 1%. In accordance with this formula, the actual interest rate charged during the 2001 fiscal year varied between 8.00% and 8.75%.

On January 20, 2000, the Company issued 8,000,000 options over fully paid shares in the capital of the Company at an issue price of US$0.01 per option and an exercise price of US$1.00 per option to Edensor. The options have a term of 5 years with a non-exercise period of 2 years subject to a further board approval for Edensor Nominees Pty Ltd, either directly of indirectly, to exercise options in the case of a further requirement of the Company to raise working capital. On March 22, 2001, the Directors agreed to extend the term of the options from 5 years to 10 years.

As described in the section headed "Canadian Exploration Properties" the Company has entered into an agreement to explore for gold on properties owed by Tahera. Mr Gutnick, President of the Company, is Executive Chairman of Tahera and his family company, Edensor Nominees, which is the controlling stockholder of the Company, is a major shareholder of Tahera.

TRANSACTIONS WITH MANAGEMENT.

The Company has a policy that it will not enter into any transaction with an officer, Director or affiliate of the Company or any member of their families unless the transaction is approved by a majority of the disinterested Directors of the Company and the disinterested majority determines that the terms of the transaction are no less favourable to the Company than the terms available from non-affiliated third parties or are otherwise deemed to be fair to the Company at the time authorised.

                                     PART IV

ITEM 14.          EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM
8-K

(a)      CONSOLIDATED FINANCIAL STATEMENTS AND NOTES THERETO.

         (i) The Consolidated Financial Statements and Notes thereto listed on the Index at page 1 of this Annual Report on Form 10-K are filed as a part of this Annual Report.

         (ii) The Financial Data schedule as required by Item 601(c) of Regulation S-K is filed as part of this Annual Report.

(b)      EXHIBITS

         The Exhibits to this Annual Report on Form 10-K are listed in the
         Exhibit Index at page 19 of this Annual Report.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorised.

                                                 BAY RESOURCES LTD.

                                                 (Registrant)

                                                 By: /s/ Peter J. Lee
                                                     -------------------------
                                                     Peter J. Lee
                                                     Director, Secretary,
                                                     Chief Financial Officer
                                                     and Principal Financial
                                                     and Accounting Officer

Dated: October 14, 2002

                            FORM 10-K SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE                               TITLE                            DATE
1.        /s/ Joseph Gutnick            Chairman of the Board,
          ------------------------      President and Chief Executive
              Joseph Gutnick            Officer (Principal Executive
                                        Officer), and Director.                 October 14, 2002

2.        /s/ David Tyrwhitt            Director.                               October 14, 2002
          ------------------------
              David Tyrwhitt

3.       /s/ Peter Lee                  Director, Secretary,
         -------------------------      Chief Financial Officer and
             Peter Lee                  Principal Financial and
                                        Accounting Officer.                     October 14 , 2002

4.       /s/ David Prentice             Director                                October 14, 2002
         -------------------------
             David Prentice

5.      /s/ Paul Ehrlich                Director                                October 14, 2002
        ---------------------------
            Paul Ehrlich

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter James Lee, Chief Financial Officer, certify that:

1. I have reviewed this annual report on Form 10-K of Bay Resources Ltd. (the "registrant");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

                  c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: October 14, 2002
                                            /s/ Peter Lee
                                            -----------------------------------
                                            Name: Peter Lee
                                            Title: Director, Secretary and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph Isaac Gutnick, Chief Executive Officer, certify that:

1. I have reviewed this annual report on Form 10-K of Bay Resources Ltd. (the "registrant");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                  a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

                  c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: October 14, 2002

                                       /s/ Joseph I. Gutnick
                                       ----------------------------------------
                                       Name: Joseph I. Gutnick
                                       Title: Chairman of the Board, President
                                       and Chief Executive Officer
                                       (Principal Executive Officer)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report on Form 10-K of Bay Resources Ltd. (the "Company") for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Joseph Isaac Gutnick, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         /s/ Joseph Isaac Gutnick
                                         ------------------------------------
                                         Joseph Isaac Gutnick
                                         Chairman of the Board, President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Bay Resources Ltd. (the "Company") for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter James Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         /s/ Peter James Lee
                                         ------------------------------------
                                         Peter James Lee
                                         Director, Secretary and
                                         Chief Financial Officer
                                         (Principal Financial Officer)

                                  EXHIBIT INDEX

INCORPORATED BY           EXHIBIT
REFERENCE TO:               NO                               EXHIBIT
(1)      Exhibit 3.1        3.1              Certificate of Incorporation of the Registrant.

(1)      Exhibit 3.2        3.2              By-laws of the Registrant.

(2)      Exhibit B          3.3              Amendment to Certificate of Incorporation

(5)      Exhibit A          3.4              Amendment to Certificate of Incorporation
                            3.5              Amendment to Certificate of Incorporation
                                             dated October 17, 2000.

(6)      Exhibit            3.4

(3)      Exhibit 10.5       10.4             Service Agreement dated November 25, 1988,
                                             by and between the Registrant and AWI
                                             Administration Services Pty Limited.

(4)      Exhibit 10.5       10.5             Form of Stock Purchase Agreement among
                                             Baynet, Solmecs and SCNV.

         Exhibit 10.6       10.6             Agreement with Tahera Corporation

         Exhibit              21 *           List of Subsidiaries as at June 30, 2002.

         *Filed herewith

        FINANCIAL STATEMENTS FOR THE YEARS ENDED JUNE 30, 2001 AND 2002.

         Bay Resources, Ltd
         Audited Consolidated Financial Statements for the Company and its Subsidiaries for the year ended June 30, 2001 and audited Financial Statements for the Company for the year ended June 30, 2002.

(1)      Registrant's Registration Statement on Form S-1 (File No. 33-14784).

(2)      [Registrant's Definitive Information Statement dated June 5, 1998].

(3) [Registrant's Annual Report on Form 10-K for the fiscal year ended June 27, 1989.]

(4)      [Registrant's Form 8-K filed on July 21, 1998]

(5)      [Registrant's Definitive Information Statement dated August 11, 1999]

(6) [Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2000]

(7) [Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2001]

                                   EXHIBIT 21

                    List of Subsidiaries as at June 30, 2002

                               Baynex.com Pty Ltd

                          Baynet International Pty Ltd

                               4075251 Canada Inc.

                       BAY RESOURCES LTD, AND SUBSIDIARIES

               (formerly Baynet Ltd and Bayou International, Ltd)

                        Consolidated Financial Statements

                             June 30, 2002 and 2001

                       (with Independent Auditor's Report)

CONTENTS

                                                       Page
Report of Independent Auditor                             1

Consolidated Balance Sheets                               2

Consolidated Statements of Operations                     3

Consolidated Statements of Stockholders' Equity           4

Consolidated Statements of Cash Flows                     5

Notes to Consolidated Financial Statements             6-13

DAVID T.
    THOMSON P.C.                                     CERTIFIED PUBLIC ACCOUNTANT

INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Stockholders of Bay Resources, Ltd

I have audited the accompanying consolidated balance sheets of Bay Resources, Ltd (formerly Baynet Ltd and Bayou International, Ltd) (a Delaware corporation) and Subsidiaries at June 30, 2002 and 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three year period ended June 30, 2002. These consolidated financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these consolidated financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Bay Resources, Ltd. and Subsidiaries at June 30, 2002 and 2001 and the results of its operations and its cash flows for each of three years in the period ended June 30, 2002, in conformity with generally accepted accounting principles in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company and its subsidiaries will continue as going concerns. As discussed in Note (7) to the consolidated financial statements, the Company and its subsidiaries have suffered recurring losses from operations, have no net working capital and have stockholders' deficits. These factors raise substantial doubt as to the consolidated entity's ability to continue as a going concern. Management's plans in regard to these matters are discussed in Note (7). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Salt Lake City, Utah
September 24, 2002

               P.O. Box 571605, Murray, Utah 84157 (801) 966 9481

                       BAY RESOURCES, LTD. AND SUBSIDARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                           Consolidated Balance Sheets
                             June 30, 2002 and 2001

                                                                           Convenience
                                                   Australian Dollars      Translation
                                                   A$000's     A$000's      US$000's
                                                    2001        2002          2002
                                                    ----        ----          ----
ASSETS

Current Assets:
Cash                                             $       1    $       -      $      -
Staking Deposit                                          -           23            13
                                                 ------------------------------------
Total Current Assets                                     1           23            13
                                                 ------------------------------------

Other Assets:
Capitalised Mining & Exploration                         -            -             -
Investment Securities                                    -            -             -
Organisational Costs, net                                -            -             -
                                                 ------------------------------------
Total Other Assets                                       -            -             -
                                                 ------------------------------------

Total Assets                                     $       1    $      23      $     13
                                                 ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and Accrued Expenses            $     264    $     449      $    250
Short-Term Loan - Affiliate                              -           36            20
                                                 ------------------------------------
Total Current Liabilities                              264          485           270

Long-Term Debt                                         641          784           437
                                                 ------------------------------------

Total Liabilities                                      905        1,269           707
                                                 ------------------------------------

Stockholders' Equity (Deficit):
Common stock: $.0001 par value
25,000,000 shares authorised,
6,347,089 shares issued and outstanding                  1            1             1
Less Treasury Stock, at Cost, 2,500 shares             (20)         (20)          (11)
Additional Paid-in-Capital                          25,175       25,175        14,022
Accumulated Other Comprehensive Loss                (1,989)           -             -
Retained Deficits                                  (24,071)     (26,402)      (14,706)
                                                 ------------------------------------

Total Stockholders' Deficit                           (904)      (1,246)         (694)
                                                 ------------------------------------

Total Liabilities and Stockholders' Deficit      $       1    $      23      $     13
                                                 ====================================

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                      Consolidated Statements of Operations
                For the years ended June 30, 2002, 2001 and 2000

                                                                          Convenience
                                                                          Translation
                                           A$000'     A$000'    A$000'      US$000's
                                            2000       2001      2002         2002
                                            ----       ----      ----         ----
Revenues                                   $    -    $     -    $    -      $    -
                                           ------------------------------------------
Cost and expenses

Exploration Expenditure                         -          -        13           7
Interest Expense                               80         69        90          50
Legal, Accounting & Professional               69         43        21          12
Administrative                                244        295       218         121
                                           ------------------------------------------
                                              393        407       342         190
                                           ------------------------------------------
Loss from Operations                         (393)      (407)     (342)       (190)
                                           ------------------------------------------

Foreign Currency Exchange Gain (Loss)           -          -         -           -
Permanent decline of Investment                 -     (4,516)        -           -
                                           ------------------------------------------
                                                -     (4,516)        -           -
                                           ------------------------------------------

Profit (Loss) before Income Tax              (393)    (4,923)     (342)       (190)
Provision for Income Tax                        -          -         -           -
                                           ------------------------------------------
Net Profit (Loss)                          $ (393)   $(4,923)   $ (342)     $ (190)
                                           ==========================================

Earnings (Loss) per Common Equivalent
Shares From Continuing Operations          $ (.07)   $  (.78)   $ (.05)     $ (.03)
                                           ==========================================

Weighted Number of Common Equivalent
Shares Outstanding                          5,680      6,347     6,347       6,347
                                           ==========================================

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                       BAY RESOURCES, LTD AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                 Consolidated Statements of Stockholders' Equity
                          June 30, 2002, 2001 and 2000

                                                                                           Accumulated
                                            Common     Treasury              Retained         Other
                                            Stock      Stock, at  Paid-in    Earnings     Comprehensive
                                 Shares     Amount       Cost     Capital    (Deficit)        Loss         Total
                                 ------     ------       ----     -------    ---------        ----         -----
                                 000's      A$000's    A$000's    A$000's     A$000's       A$000's       A$000's
Balance June 30, 1999             46,942   $  9,388    $  (20)    $ 11,592   $ (18,755)     $ (5,844)     $ (3,639)

Comprehensive Income

20 for 1 Reverse Stock
Split and par value
change                           (44,595)    (9,387)        -        9,387           -             -             -

Issuance of 4,000,000
shares in lieu of debt
repayment                          4,000          -         -        4,076           -             -         4,076

Sale of 8,000,000 options
to purchase common
stock                                  -          -         -          120           -             -           120

Net loss                               -          -         -            -        (393)            -          (393)

Net unrealised loss on
marketable securities                  -          -         -            -           -          (612)         (612)

                                                                                                          --------
Total Comprehensive
Income                                                                                                      (1,005)
                                 ---------------------------------------------------------------------------------
Balance June 30, 2000              6,347   $      1    $  (20)    $ 25,175   $ (19,148)     $ (6,456)         (448)

Comprehensive Income

Net unrealised loss on
marketable securities                  -          -         -            -           -           (49)          (49)

Net loss                               -          -         -            -      (4,923)        4,516          (407)

                                                                                                          --------
Total Comprehensive
Income                                                                                                        (456)
                                 ---------------------------------------------------------------------------------

Balance June 30, 2001              6,347   $      1    $  (20)    $ 25,175   $ (24,071)     $ (1,989)     $   (904)

Reclassification of
Permanent Decline in
Investment Securities                  -          -         -            -      (1,989)        1,989             -

Comprehensive Income

Net loss                                                                          (342)            -          (342)

                                                                                                          --------
Total Comprehensive
Income                                                                                                        (342)
                                 ---------------------------------------------------------------------------------
Balance June 30, 2002              6,347   $      1    $  (20)    $ 25,175   $ (26,402)     $      -      $ (1,246)
                                 =================================================================================

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                      Consolidated Statements of Cash Flows
                For the Years Ended June 30, 2002, 2001 and 2000

                                                                                           Convenience
                                                                                           Translation
                                                         A$000's     A$000's     A$000's     US$000's
                                                          2000        2001        2002        2002
                                                          ----        ----        ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)                                       $  (393)    $ (4,923)   $  (342)     $ (190)
Adjustments
Foreign Currency Translation                                  -            -          -           -
Depreciation & Amortisation                                   -            -          -           -
Permanent Decline of Investment                               -        4,516          -           -
Net Change In :
Staking Deposit                                               -            -        (23)        (13)
Organisation Cost                                             1            -          -           -
Accounts Payable and Accrued Expenses                       (11)         (21)       185         103
Short-Term Loan - Affiliates                                  -            -         36          20
                                                        ----------------------------------------------

Net Cash Used in Continuing Operations                     (403)        (428)      (144)        (80)

Net Cash (used in) Discontinued Operations                    -            -          -           -
                                                        ----------------------------------------------
Net Cash (used in) Operating Activities                    (403)        (428)      (144)        (80)
                                                        ----------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in Treasury Stock                                 -            -                      -
Net Proceeds from Investments                                 -            -                      -
                                                        ----------------------------------------------
Net Cash Provided by (Used in) Investing Activities           -            -          -           -
                                                        ----------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowing From Affiliates                                   284          427        143          79
Sale of Options                                             120            -          -           -
New Borrowing                                                 -            -          -           -
                                                        ----------------------------------------------

Net Cash Provided by (Used in) Financing Activities         404          427        143          79
                                                        ----------------------------------------------

Net Increase (Decrease) in Cash                               1           (1)        (1)         (1)
Cash at Beginning of Year                                     1            2          1           1
                                                        ----------------------------------------------
Cash at End of Year                                     $     2     $      1    $     -      $    -
                                                        ==============================================

Supplemental Disclosures
Common Stock Issued in Lieu of Debt Repayment             4,076            -          -           -
Interest Paid (Net Capitalised)                              80           69         90          50
Income Taxes Paid                                             -            -          -           -

                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2002 and 2001

(1)      ORGANIZATION

         Bay Resources, Ltd. ("Bay") is incorporated in the State of Delware. The principal shareholder of Bay is Edensor Nominees Proprietary Limited ("Edensor"), an Australian corporation. Edensor owned 78.8% of Bay as of June 30, 2002. Bay acquired a controlling interest on September 3, 1987 in former subsidiary, Solmecs Corporation N.V. ("Solmecs") and 100% ownership on January 2, 1992. Bay sold its interest in Solmecs effective June 5, 1998. During fiscal 1998, Bay incorporated a further subsidiary, Baynex.com Pty Ltd (formerly Bayou Australia Pty Ltd), under the laws of Australia. Baynex.com has not traded since incorporation. On August 21, 2000 the Company incorporated a new wholly owned subsidiary, Bay International Pty Ltd, a corporation incorporated under the laws of Australia. In June 2002, the Company incorporated a new wholly owned subsidiary, 4075251 Canada Inc, a corporation incorporated under the laws of Canada. 4075215 Canada Inc is the vehicle that will be used by the Company to undertake exploration activities for gold in Canada.

(2)      RECENT ACCOUNTING PRONOUNCEMENTS

         The Financial Accounting Standards Board (FASB) has recently issued Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations, SFAS No. 142, Goodwill and Other Intangible Assets, SFAS No. 143, Accounting for Asset Retirement Obligations, SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets and SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Conditions.

         SFAS No. 141, Business Combinations, requires the use of the purchase method of accounting for all business combinations initiated after June 30, 2001. SFAS No. 142, Goodwill and Other Intangible Assets, addresses accounting for the acquisition of intangible assets and accounting for goodwill and other intangible assets after they have been initially recognised in the financial statements, which is effective for fiscal years beginning after December 15, 2001; however, certain provisions of this Statement apply to goodwill and other intangible assets acquired between July 1, 2001 and the effective date of SFAS 142.

         Major provisions of these Statements and their effective dates for the Company are as follows:

               - All business combinations initiated after June 30, 2001 must use the purchase method of accounting, with the pooling of interest method of accounting prohibited.

               - Intangible assets acquired in a business combination must be recorded separately from goodwill if they arise from contractual or other legal rights or are separable from the acquired entity.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2002 and 2001

(2)      RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

               - Goodwill, as well as intangible assets with indefinite lives, acquired after June 30, 2001 will not be amortised. In the year of adoption, all previously recognised goodwill and intangible assets with indefinite lives will no longer be subject to amortization.

               - Goodwill, tested by business segment and intangible assets with indefinite lives will be tested for impairment annually and wherever there is an impairment indicator.

         Management has adopted SFAS No. 141 and 142 as of June 30, 2002 and anticipates that there will be no impact on the 2002 financial statements.

         SFAS No. 143, Accounting for Asset Retirement Obligations, addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 will be effective for the Company for the fiscal year beginning January 1, 2003 and early adoption is encouraged. SFAS No. 143 requires that the fair value of a liability for an asset's retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalised by increasing the carrying amount of the related long-lived asset. The Company estimates that the new standard will not have a material impact on its financial statements.

         SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, is effective for the Company on January 1, 2003, and addresses accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of and APB Opinion No. 30, Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 and expands the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. The Company estimates that the new standard will not have a material impact on its financial statements.

         SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections is effective for the Company on January 1, 2003 and records FASB Statement No. 4. Reporting Gains and Losses from Extinguishment of Debt and an amendment of that Statement, FASB Statement No. 64, Extinguishments of Debt made to Satisfy Sinking-Fund Requirements. This Statement also rescinds FASB Statement

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2002 and 2001

(2)      RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

         No. 44, Accounting for Intangible Assets of Motor Carriers. This Statement Amends FASB Statement No. 13, Accounting for Leases, to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changes conditions. The Company estimates that the new standard will not have a material impact on its financial statements.

(3)      ACCOUNTING POLICIES

         The following is a summary of the significant accounting policies followed in connection with the preparation of the consolidated financial statements.

         (a)      Consolidation

                  The consolidated financial statements include the accounts of Bay and the 100% interest it holds in Baynex.com Pty Ltd, Baynet International Pty Ltd and 4075251 Canada Inc. All significant intercompany transactions and balances have been eliminated in consolidation.

         (b)      Foreign Currency Translation

                  The majority of Bay's administrative operations are in Australia and as a result its accounts are maintained in Australian dollars. The income and expenses of its foreign operations are translated into Australian dollars at the average exchange rate prevailing during the period. Assets and liabilities of the foreign operations are translated into Australian dollars at the period-end exchange rate.

         (c)      Change in Name

                  On September 27, 1999 the Company changed its name from Bayou International, Ltd to Baynet, Ltd and in October 2000 changed its name to Bay Resources, Ltd.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2002 and 2001

(3)      ACCOUNTING POLICIES (Continued)

         (d)      Financial Instruments

                  The following methods and assumptions were used by Bay to estimate the fair values of financial instruments as disclosed herein:

                  (i) Cash and Equivalents - The carrying amount approximates fair value because of the short period to maturity of the instruments.

                  (ii) Investment Securities - For both trading securities and available-for-sale securities, the carrying amounts approximate fair value.

                  (iii) Long-term Debt - The fair value of long-term debt is estimated based on interest rates for the same or similar debt offered to Bay having the same or similar remaining maturities and collateral requirements.

         (e)      Investment Securities

                  Management determines the appropriate classification of investment securities at the time they are acquired and evaluates the appropriateness of such classification at each balance sheet date. The classification of these securities and the related accounting policies are as follows:

                  (i) Trading securities are held for resale in anticipation of short-term fluctuations in market prices. Trading securities consisting primarily of actively traded marketable equity securities are stated at fair value. Realised and unrealised gains and losses are included in income.

                  (ii) Available-for-sale securities consist of marketable equity securities not classified as trading securities. Available-for-sale are stated at fair value and unrealised holding gains and losses net of the related deferred tax effect, are reported as a separate component of stockholders' equity.

                  (iii) Dividends on marketable equity securities are recognised in income when declared. Realised gains and losses are included in income. Realised gains and losses are determined on the actual cost of the securities sold.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2002 and 2001

(3)      ACCOUNTING POLICIES (Continued)

         (f)      Cash and Cash Equivalents

                  Bay considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. For the periods presented there were no cash equivalents.

         (g)      Property and Equipment

                  Property and equipment is stated at the lower of historical cost or market or in the case of acquisitions from related parties at the lower of historical cost to the related party or market. Depreciation is computed over a period covering the estimated useful life of the applicable property and equipment.

         (h)      Income Tax

                  Income taxes are provided on financial statement income. For the periods presented there was no taxable income. There are no deferred income taxes resulting from timing differences in reporting certain income and expense items for income tax and financial accounting purposes. Bay at this time is not aware of any net operating losses which are expected to be realised.

         (i)      Earnings (loss) per share

                  Primary (loss) per share is computed based on the weighted average number of common shares and common share equivalents outstanding during the period.

         (j)      Exploration Expenditure

                  Exploration expenditure consisting of prospecting and exploration costs are written off against earnings as incurred.

         (k)      Convenience Translation to US$

                  The consolidated financial statements at June 30, 2002 have been translated into United States dollars using the rate of exchange of the United States dollar at June 30, 2002 (AUS $1.00=US $0.5569). The translation was made solely for the convenience of readers in the United States.

         (l)      Use of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2002 and 2001

                                                                     A$000's    A$000's
                                                                      2001       2002
                                                                      ----       ----
(4)      INVESTMENT SECURITIES
         The following is a summary of Investment
         Securities, 2000 and 2001:

         Investment, Cost method
         Available for Sale Securities                              $  4,516    $ 4,516
         Marketable Equity Securities, at cost                             -          -
         Gross Realised Loss or impairment                            (4,516)    (4,516)
                                                                    -------------------
         Marketable Equity Securities,
         at fair value                                              $      -    $     -
                                                                    ===================

         The investment using this cost method is carried at cost. Dividends received from the investment carried at cost are included in other income. Dividends received in excess of the Company's proportionate share of accumulated earnings ("return of capital dividend") are applied as a reduction of the cost of the investment. No securities were sold during 2002 and 2001 and all securities were treated as available for sale for 2002 and 2001. At June 30, 2001 the Company determined that the decline in value of its investment was permanent and has recorded a realised loss in the amount of $4,516,000.

                                                                     A$000's    A$000's
                                                                      2001       2002
                                                                      ----       ----
(5)      SHORT TERM AND LONG-TERM DEBT

         The following is a summary of Bay's
         borrowing arrangements as of June 30,
         2000 and 2001.

         Long Term

         Loan from corporations affiliated with the President
         of Bay. Interest accrues at the ANZ Banking Group
         Limited rate +1% for overdrafts over $100,000.
         Repayment of loan not required before June 30, 2003. (1)   $    641    $   784
                                                                    ===================

(1) During the year ended June 30, 2000, the Company issued 8,000,000 options to purchase previously unissued stock in lieu of payment of this debt. Through the date of these financials Bay has continued to borrow from this source. The options to purchase shares expire January 20, 2010 and the exercise price is US$1.00 per share. The options were issued to a company affiliated with the President of Bay Resources Ltd.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2002 and 2001

(6)      AFFILIATE TRANSACTIONS

         Bay advances to and receives advances from various affiliates. All advances between consolidated affiliates are eliminated on consolidation. At June 30, 2002 and 2001 Bay had outstanding advances to unconsolidated affiliated companies of $0 and $23,000, respectively and from unconsolidated affiliated companies of $0 and $36,000, respectively. $389,088 and $185,000 of accounts payable for the years shown is due to an affiliated management company. During the years ending June 30,2002, 2001 and 2000, Bay paid management fees to this affiliated management company in the amounts $170,000, $267,000 and $163,000 respectively. These entities are affiliated through common management and ownership.

(7)      GOING CONCERN

         The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of Bay as a going concern. However, Bay has sustained recurring losses. In addition, Bay has a net working capital deficiency which raises substantial doubts as to its ability to continue as a going concern.

         Bay anticipates that it will be able to defer repayment of certain of its short term loan commitments until it has sufficient liquidity to enable these loans to be repaid or other arrangements to be put in place.

         In addition Bay has historically relied on loans and advances from corporations affiliated with the President of Bay. Based on discussions with these affiliate companies, Bay believes this source of funding will continue to be available.

         Other than the arrangements noted above, Bay has not confirmed any other arrangement for ongoing funding. As a result Bay may be required to raise funds by additional debt or equity offerings in order to meet its cash flow requirements during the forthcoming year.

(8)      SALE OF SOLMECS

         Pursuant to a stock purchase agreement dated as of June 5, 1998, the Company acquired 499,701 shares in SCNV Acquisition Corp ("SCNV"), representing approximately 24% of the issued and outstanding share capital of SCNV, in return for the whole of the share capital of Solmecs Corporation N.V, a Netherlands Antilles company which prior to the exchange was formerly a wholly owned subsidiary of the Company. The 499,701 shares has been valued at US$2,800,000 or A$4,516,000 and will be accounted for using the cost method because the Company does not exercise significant influences over SCNV's operating and financial activities (see note 4). The sale resulted in a gain of $5,899,000.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                   Notes to Consolidated Financial Statements
                             June 30, 2001 and 2000

(8)      SALE OF SOLMECS (Continued)

         SCNV is a Delaware corporation established May 1997 to select, develop and commercially exploit proprietary technologies, in various stages of development, invented primary by scientists who have been recently immigrated to Israel from and by scientists and institutions in Russia and other countries that formerly comprised the Soviet Union. Simultaneously with the SCNV stock acquisition by the Company, SCNV completed an initial public offering of common stock and warrants which resulted in gross proceeds of approximately US$5,900,000

         The Company has been granted certain demand and "piggyback" registration rights with respect to the SCNV shares. Notwithstanding the foregoing, the Company has agreed not to sell, grant options for sale of assign or transfer any of the SCNV shares, for a period of 24 months from the closing of the agreement which expired in June 2000. Bay Resources has requested SCNV to take the necessary steps to register Bay Resources' shareholding in SCNV. The Company does not currently have any plans to distribute the shares.

(9)      INCOME TAXES

         Bay files its income tax returns on an accrual basis. Bay has carry forward losses of approximately US$19 million as of June 30, 2002 which expire in the years 2003 through 2022, Bay will need to file tax returns for those years having losses on which returns have not been filed to establish the tax benefits of the NOL carry forwards. Due to the uncertainty as to realization of these losses, a valuation allowance of US$6 million has been recorded to offset the tax benefit of the carry forward losses. During the year ended June 30, 2002 Bay provided for a net change in its valuation allowance of US$10,000.

(10)     CANADIAN AGREEMENT

         During the 2002 fiscal year, Bay continued to expand its gold exploration business by entering into an agreement to explore for gold on extensive property interests in northern Canada held by Tahera Corporation; and making application via a new 100% owned subsidiary, 4075251 Canada Inc, for properties in the highly prospective Committee Bay Greenstone Belt in Nunavut, Canada.

                      BAY RESOURCES, LTD. AND SUBSIDIARIES
               (formerly Baynet Ltd and Bayou International, Ltd)
                       Supplementary Financial Information

                                                   FISCAL YEAR ENDED
                                  June 30,2001                             June 30,2002
                                    A$000's                                  A$000's
                     -----------------------------------------------------------------------------
                       1st       2nd       3rd       4th       1st       2nd       3rd       4th
                     Quarter   Quarter   Quarter   Quarter   Quarter   Quarter   Quarter   Quarter
                     -----------------------------------------------------------------------------
Revenues                   -         -         -         -         -         -         -         -

Loss from
Operations              (175)     (145)     (118)       31      (100)     (123)      (96)      (23)

Permanent
decline of
Investment                 -         -         -    (4,516)        -         -         -         -

Income(loss)
Before Income
Taxes                   (175)     (145)     (118)   (4,485)     (100)     (123)      (96)      (23)

Net Profit(Loss)        (175)     (145)     (118)   (4,485)     (100)     (123)      (96)      (23)

Earnings(Loss)
per Common
Equivalent
Share                   (.03)     (.02)     (.02)     (.71)     (.02)     (.02)     (.02)     (.00)